UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported): March 3, 2010

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Incentive Program

On March 3, 2010, the Board of Directors (the “Board”) of Allis-Chalmers Energy Inc. (the “Company”), upon recommendation by its Compensation Committee (the “Committee”), approved individual cash incentive bonus opportunities under a 2010 annual incentive program for each of the Company’s named executive officers.  The approved potential bonuses were expressed as percentages of base salaries. For Munawar H. Hidayatallah and Victor M. Perez, 50% of each of their performance objectives is tied to the Company attaining established earnings before interest, taxes, depreciation and amortization (“EBITDA”) goals and the other 50% of their performance objectives is tied to the attainment of five individual goals set forth by the Committee.  For David K. Bryan, Terrence P. Keane and Mark C. Patterson, 25% of each of their performance objectives is tied to the Company attaining established EBITDA goals and 25% of their performance objectives is tied to their respective divisions achieving established EBITDA goals.  The remaining 50% of their performance objectives is tied to the attainment of five individual goals set forth by the Committee.  The EBITDA performance criteria opportunities are granted at “Threshold,” “Target” and “Maximum” levels, which are expressed as percentages of base salary, such that each named executive may earn up to 150% of his base salary for achieving the EBITDA portion of his performance criteria.  The maximum total bonus opportunity for each such executive is 200% of his base salary, as illustrated below.

Bonus Opportunity Based on EBITDA Performance Objectives

Payout Level	Bonus opportunity based on EBITDA Performance Objective	EBITDA Performance Target
Maximum	150% of Base Salary	140%

Target	50% of Base Salary	100%

Threshold	37.5% of Base Salary	90%

Maximum Total Bonus Opportunity

Maximum EBITDA Target Bonus	Maximum Individual Performance Bonus	Maximum Bonus Opportunity
150% of Base Salary	50% of Base Salary	200% of Base Salary

Equity Incentive Awards

In addition, on March 3, 2010, the Board, upon recommendation of the Committee, authorized and approved equity awards in the form of stock options, restricted stock and performance-based restricted stock for the Company’s named executive officers pursuant to the Company’s Amended and Restated 2006 Incentive Plan.  The terms of the stock options and time-based restricted stock are generally consistent with the same type of awards granted in prior years. The vesting of the performance-based restricted stock are subject to the Company achieving specified EBITDA targets and at least a 20% annualized return on new capital expenditures in the aggregate.  All of the stock options, restricted stock and performance-based restricted stock vest in five equal installments on March 3, 2011, 2012, 2013, 2014 and 2015.

The specific amount of stock options, restricted stock and performance-based restricted stock for each named executive officer is as follows:

Name	Stock Options	Restricted Stock	Performance-Based Restricted Stock
Munawar H. Hidayatallah	333,334	250,000	500,000
Victor M. Perez	86,667	65,000	130,000
David K. Bryan	33,334	25,000	50,000
Terrence P. Keane	53,334	40,000	80,000
Mark C. Patterson	50,000	37,500	75,000

The form of Performance Award Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

(d)        Exhibits:

Exhibit No.	Description

10.1	Form of Performance Award Agreement, amended and restated effective March 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: March 8, 2010	By:	/s/ Theodore F. Pound III
Name: Theodore F. Pound III
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Award Agreement, amended and restated effective March 3, 2010.